UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 25, 2009
The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way
Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-23.1
EX-99.4
EX-99.5

     On March 2, 2009, The Medicines Company (“MDCO”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Targanta Therapeutics Corporation (“Targanta”). This amendment to the Initial Form 8-K amends and supplements the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K and that are permitted to be filed by this amendment.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired
     The audited financial statements of Targanta as of and for the twelve months ended December 31, 2008 and accompanying notes, as required by this Item 9.01(a), are attached as Exhibit 99.4 hereto and incorporated herein by reference. The audited financial statements of Targanta as of and for the years ended December 31, 2007 and 2006 are also included in Exhibit 99.4 and are incorporated by reference from Targanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission on March 27, 2008.
     (b) Pro Forma Financial Information
     The unaudited pro forma condensed combined consolidated financial statements describing the pro forma effect of the acquisition of Targanta by MDCO on MDCO’s (i) unaudited balance sheet as of December 31, 2008 and (ii) unaudited statements of operations for the year ended December 31, 2008, are attached hereto as Exhibit 99.5 and are incorporated herein by reference.
     (d) Exhibits

2.1(1)	Agreement and Plan of Merger among MDCO, Boxford Subsidiary Corporation and Targanta, dated as of January 12, 2009

23.1	Consent of Independent Registered Public Accounting Firm

99.1(2)	Contingent Payment Rights Agreement dated February 25, 2009 between MDCO and American Stock Transfer & Trust Company

99.2(3)	Press Release dated February 25, 2009, announcing completion of the offer

99.3(4)	Press Release dated February 26, 2009, announcing completion of the acquisition

99.4(5)	Audited financial statements of Targanta as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 and for the period from May 20, 1997 (date of inception) through December 31, 2008

99.5	Unaudited pro forma condensed combined consolidated financial statements of MDCO as of and for the year ended December 31, 2008

(1)	Filed with the Securities and Exchange Commission on January 14, 2009 as Exhibit 2.1 to MDCO’s current report on Form 8-K and incorporated herein by reference

(2)	Filed with the Securities and Exchange Commission on March 2, 2009 as Exhibit 99.1 to MDCO’s current report on Form 8-K and incorporated herein by reference

(3)	Filed with the Securities and Exchange Commission on February 25, 2009 as Exhibit (a)(5)(L) to MDCO’s Schedule TO (Amendment No. 5) and incorporated herein by reference

(4)	Filed with the Securities and Exchange Commission on March 2, 2009 as Exhibit 99.4 to MDCO’s current report on Form 8-K and incorporated herein by reference

(5)	The audited financial statements of Targanta as of and for the years ended December 31, 2007 and 2006 are incorporated by reference from Targanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the Securities and Exchange Commission on March 27, 2008 (File no. 001-33730)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY
Date: May 12, 2009	By:	/s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger among MDCO, Boxford Subsidiary Corporation and Targanta, dated as of January 12, 2009

23.1	Consent of Independent Registered Public Accounting Firm

99.1(2)	Contingent Payment Rights Agreement dated February 25, 2009 between MDCO and American Stock Transfer & Trust Company

99.2(3)	Press Release dated February 25, 2009, announcing completion of the Offer

99.3(4)	Press Release dated February 26, 2009, announcing completion of the acquisition

99.4(5)	Audited financial statements of Targanta as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 and for the period from May 20, 1997 (date of inception) through December 31, 2008

99.5	Unaudited pro forma condensed combined consolidated financial statements of MDCO as of and for the year ended December 31, 2008

(1)	Filed with the Securities and Exchange Commission on January 14, 2009 as Exhibit 2.1 to MDCO’s current report on Form 8-K and incorporated herein by reference

(2)	Filed with the Securities and Exchange Commission on March 2, 2009 as Exhibit 99.1 to MDCO’s current report on Form 8-K and incorporated herein by reference

(3)	Filed with the Securities and Exchange Commission on February 25, 2009 as Exhibit (a)(5)(L) to MDCO’s Schedule TO (Amendment No. 5) and incorporated herein by reference

(4)	Filed with the Securities and Exchange Commission on March 2, 2009 as Exhibit 99.4 to MDCO’s current report on Form 8-K and incorporated herein by reference

(5)	The audited financial statements of Targanta as of and for the years ended December 31, 2007 and 2006 are incorporated by reference from Targanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the Securities and Exchange Commission on March 27, 2008 (File no. 001-33730)